UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

               Date of Report: January 8, 2003
     (Date of Earliest Event Reported: January 8, 2003)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        ------------

       This Current Report on Form 8-K includes the Computation of
our Ratio of Earnings to Fixed Charges for the five  years   ended
December 31, 2001, and for the nine months ended September 30, 2002 and 2001.


Item 7. Financial Statements and Exhibits
        ---------------------------------
       c)   Exhibits.

          Exhibit Number   Description
          --------------   -----------
              12.1         Computation of Ratio of Earnings to Fixed Charges



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                  ----------------------
                                      Jeffrey I. Beason
                                   Senior Vice President
                                      and Controller
                               (Principal Accounting Officer)

Date:  January 8, 2003

                        EXHIBIT INDEX


Exhibit Number      Description
--------------      ------------

     12.1           Computation of Ratio of Earnings to Fixed Charges